                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 9, 2001

                         True North Communications Inc.
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             (exact name of registrant as specified in its charter)

          Delaware                        1-5029                 36-1088161
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       (State or other            (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                               Identification No.)


101 East Erie Street, Chicago, Illinois                 60611-2897
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:      (312) 425-6500
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                                (Not Applicable)
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           Former name or former address, if changed since last report




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Item 5. Other Events

         On April 9, 2001, the registrant began mailing its Annual Report on Form 10-K to its shareholders. Transmitted with the 10-K was a cover letter to shareholders from the registrant's Chairman and Chief Executive Officer.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits:

99.1 Cover letter dated April 9, 2001 from registrant's Chairman and Chief Executive Officer to shareholders.

                                       2

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TRUE NORTH COMMUNICATIONS INC.

                                    By   /s/ Kevin J. Smith
                                        -------------------------
                                        Kevin J. Smith
                                        Chief Financial Officer

Dated:   April 9, 2001

                                       3

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                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION
-----------             -----------
99.1                    Cover letter dated April 9, 2001 from
                        registrant's Chairman and Chief Executive
                        Officer to shareholders.






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